                            Incorporated under the laws of
                                the State of Maryland

    Number                                                      Shares
    ******                                                      ******


                              MORGAN STANLEY FUND, INC.
Authorized 1,000,000,000 shares of par value of $.001 per share of Common Stock

                                    Morgan Stanley
                                  Money Market Fund

    This Certifies that             Specimen                    is the
                        ---------------------------------------
registered holder of                     Shares transferrable only on the books
                     -------------------
of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

    In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this          day of             A.D. 19
             --------        -----------        --


The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences among the shares of each series to the extent they have been set, and of the authority of the Board of
Directors to set the relative rights and preferences of subsequent series.  Such request may be made to the Secretary of the
Corporation or its Transfer Agent.

    The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- . . . . . . Custodian . . . . . .
    TEN ENT -- as tenants by the entireties                                                    (Cust)          (Minor)
    JT TEN  -- as joint tenants with right of survivorship                               under Uniform Gifts to Minors
                    and not as tenants in common                               Act . . . . . .
                                                                                              (State)
                   Additional abbreviations may also be used though not in the above list.

         For value received,                            hereby sell, assign and transfer unto
                             --------------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE


    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                             (Please print or typewrite name and address including postal zip code of assignee)

    -------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------ Shares
    of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    -------------------------------------------------------------------------------------------------------------------------------
    Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

    Dated.
           ------------------------------

    ------------------------------------
    Owner

    ------------------------------------
    Signature of Co-Owner, if any

    Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
    The signature(s) must be guaranteed by a commercial bank or trust company located or having a correspondent in New York City, or by a member firm of the New York, American, Midwest or Pacific Coast stock exchanges, whose signature(s) is known to the transfer agent of the company.

    SIGNATURE(S) GUARANTEED BY:

    ------------------------------------
